GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 Lexington Avenue  New York  N.Y. 10017


                    Notice of Annual Meeting of Stockholders

                                                                   March 1, 2002
To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 10, 2002 at 10:00 a.m., New York Time, for the purpose of

      (a) Electing directors, nine to be elected by the holders of both the Company's Common Stock and its 7.20% Tax-Advantaged Cumulative Preferred Stock ("Preferred Stock") voting together as a single class and two to be elected only by the holders of the Company's Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified; and

      (b) Ratifying or rejecting the selection by the Board of Directors of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2002; and

      (c) Transacting any and all such other business as may properly come before the meeting or any adjustment or adjournments thereof in connection with the foregoing or otherwise.

     The minute books of the Company, containing the minutes of all meetings of the Board of Directors since the last annual meeting of the stockholders, will be presented to the meeting and will be open to the inspection of the stockholders.

     The close of business on February 20, 2002 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

     This notice and related proxy material is expected to be mailed on or about March 1, 2002.

                                             By order of the Board of Directors,


                                             CAROLE ANNE CLEMENTI
                                             Secretary



If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope.

GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 Lexington Avenue  New York  N.Y. 10017




                                 PROXY STATEMENT


                                                                   March 1, 2002

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the "Company" or the "Corporation") of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 10, 2002 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time insofar as they have not been exercised, by written notice to the Secretary of the Company or by attendance at the Annual Meeting.

The close of business on February 20, 2002 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the directors named herein and to approve the appointment of Ernst & Young LLP as auditors.

As of February 20, 2002, the Company had outstanding 31,231,563 shares of Common Stock, $1 par value, and 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock ("Preferred Stock"), $1 par value, each share carrying one vote.

The Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2001, has previously been furnished to all stockholders of the Company. This proxy statement and form of proxy are first being mailed to stockholders on or about March 1, 2002. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Carole Anne Clementi, corporate secretary of the Company, at 1-800-436-8401.

The Company intends to treat properly executed proxies that are marked "abstain" or "withhold," including "broker non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), as present for purposes of determining the existence of a quorum for the transaction of business. (A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy.) The election of the Company's directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. Accordingly, votes that are withheld or abstentions from voting are not votes cast "for" a particular matter, and such votes have the same effect as negative votes or votes "against" a particular matter. Because of the routine nature of the items of business presented in this proxy statement, the rules of the New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company's shares to vote their customer's shares on these items of business.

A.   Respecting the Election of Directors

     At the meeting, eleven directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Nine directors are to be elected by the holders of both the Company's Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company's Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. All of the persons named below are incumbent directors. They have agreed to serve if elected.

                                                                                         Shares Beneficially Owned Dec. 31, 2001(2)
                                                                                        --------------------------------------------
                                                   Principal                      Became    Common   Percent  Preferred Percent
           Name               Age                 Occupation1                    Director   Stock   of Class    Stock   of Class
------------------------------------------------------------------------------------------------------------------------------------
Arthur G. Altschul, Jr.       37     Managing Member                               1995     84,944      .27     4,000     .07
                                       Diaz & Altschul Group, LLC
                                       (investments and securities)
                                       950 Third Avenue, 16th Floor
                                       New York, NY  10022

Mr. Altschul has been managing member of Diaz & Altschul Group, LLC since it was founded in May 1996. From 1992 to May 1996, he was employed by SUGEN, Inc. (biopharmaceuticals), Redwood City, CA, most recently as Senior Director of Corporate Affairs. He was Assistant Secretary of SUGEN from May 1992 to May 1996. Mr. Altschul has been managing general partner of Altschul Investment Group, L.P. (a private investment partnership), New York, NY since 1988. He is a director of Delta Opportunity Fund, Ltd., Hamilton, Bermuda; Medicis Pharmaceutical Corporation, Phoenix, AZ; and several privately owned companies.

Lawrence B. Buttenwieser      70     Partner, Rosenman & Colin LLP                 1967     884,796    2.83      --       --
                                       (lawyers)
                                       575 Madison Avenue
                                       New York, NY  10022

Mr. Buttenwieser has been the Chairman of the Board of Directors of the Company since May 1995 and a director of the Company since 1967.

Lewis B. Cullman              83     President, Cullman Ventures LLC               1961      4,891      .02      --       --
                                       (catalogs)
                                       767 Third Avenue
                                       New York, NY  10017

Mr. Cullman has been president of Cullman Ventures LLC (formerly Cullman Ventures, Inc.) since 1968. He is chairman and a trustee of Chess-in-the-Schools (charitable organization), New York, NY. Mr. Cullman is a trustee of the Metropolitan Museum of Art, New York, NY; and the Neurosciences Research Foundation (scientific research foundation), San Diego, CA. He is senior vice chairman of the New York Botanical Garden, Bronx, NY and vice chairman of the international council and an honorary trustee of the Museum of Modern Art, New York, NY.

2                                                        (continued on page 3)

                                                                                         Shares Beneficially Owned Dec. 31, 2001(2)
                                                                                        --------------------------------------------
                                                   Principal                      Became    Common   Percent  Preferred Percent
           Name               Age                 Occupation1                    Director   Stock   of Class    Stock   of Class
------------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson*             59     President and Chief Executive Officer         1995     424,318    1.36    113,200   1.89
                                       of the Company
                                       450 Lexington Avenue
                                       New York, NY  10017

Mr. Davidson has been President and Chief Executive Officer of the Company since August 1995; prior thereto, he was senior investment counselor since joining the Company in 1994. He was elected a Director of the Company in September 1995. Before joining General American, Mr. Davidson was the General Partner of The Hudson Partnership (a private investment partnership), New York, NY. He is a director of Medicis Pharmaceutical Corporation, Phoenix, AZ; and a trustee of the Innisfree Foundation, Inc. (not-for-profit foundation), Millbrook, NY and of the Neurosciences Research Foundation (scientific research foundation), San Diego, CA.

Gerald M. Edelman             72     Member and Chairman of the                    1976      2,147      .01      --       --
                                       Department of Neurobiology
                                       The Scripps Research Institute
                                       10666 North Torrey Pines Rd.
                                       La Jolla, CA  92037

Dr. Edelman has been a member and the chairman of the Department of Neurobiology of The Scripps Research Institute since July 1992; prior thereto, he was Vincent Astor Professor of The Rockefeller University, New York, NY. Dr. Edelman is director and president of the Neurosciences Institute of the Neurosciences Research Foundation (scientific research foundation), San Diego, CA; president and a director of the Neurosciences Support Corporation (scientific research support foundation), San Diego, CA; and a member emeritus of the board of governors of the Weizmann Institute of Science, Rehovot, Israel.

John D. Gordan, III           56     Partner                                        1986     8,082      .03     1,000     .02
                                       Morgan, Lewis & Bockius LLP
                                       (lawyers)
                                       101 Park Avenue
                                       New York, NY  10178

Mr. Gordan has been a partner of Morgan, Lewis & Bockius LLP since October 1994; prior thereto, he was a partner of Lord Day & Lord, Barrett Smith and predecessor firm from 1979.

Bill Green**                  72     Corporate director and trustee                 1993     2,310      .01     7,000     .12
                                       14 E. 60th Street - Suite 702
                                       New York, NY  10022

Mr. Green represented the 15th New York Congressional District (east side of Manhattan) in the U.S. House of Representatives from 1978 through 1992. He is a director of ClientSoft, Inc., Miami, FL; Comcap Holdings Corp., New York, NY; Commercial Capital Corp., New York, NY; and Energy Answers Corporation, Albany, NY. He is also a member and vice chair of the New York City Housing Development Corporation, New York, NY.

Sidney R. Knafel**            71     Managing Partner                              1994     28,809      .09      --       --
                                       SRK Management Company
                                       (private investment company)
                                       810 Seventh Avenue
                                       New York, NY  10019

Mr. Knafel has been managing partner of SRK Management Company since 1981. He is chairman of the board of directors of BioReliance Corporation, Rockville, MD and Insight Communications Company, Inc, New York, NY. Mr. Knafel is a director of IGENE Biotechnology, Inc, Columbia, MD; NTL Incorporated, New York, NY; Source Media, Inc., Dallas, TX; and several privately owned companies.

                             (continued on page 4)                          3

                                                                                         Shares Beneficially Owned Dec. 31, 2001(2)
                                                                                        --------------------------------------------
                                                   Principal                      Became    Common   Percent  Preferred Percent
           Name               Age                 Occupation1                    Director   Stock   of Class    Stock   of Class
------------------------------------------------------------------------------------------------------------------------------------
Richard R. Pivirotto          71     President, Richard R.                         1971      2,172      .01       --       --
                                       Pivirotto Co., Inc.
                                       (self-employed consultant)
                                       111 Clapboard Ridge Road
                                       Greenwich, CT  06830

Mr. Pivirotto was chairman of the board of directors of Associated Dry Goods Corporation, New York, NY from 1976 until his retirement in 1981. He is a director of The Gillette Company, Boston, MA; Greenwich Bank and Trust Company, Greenwich, CT; Immunomedics, Inc. (biopharmaceuticals), Morris Plains, NJ; and New York Life Insurance Company, New York, NY. He is a trustee of General Theological Seminary, New York, NY; and Greenwich Hospital Corporation,
Greenwich, CT; and a charter trustee emeritus of Princeton University, Princeton, NJ.

Joseph T. Stewart, Jr.        72     Corporate Director and Trustee                1987     18,463      .06      --       --
                                       147 Rolling Hill Road
                                       Skillman, NJ  08558

Mr. Stewart was an executive consultant to Johnson & Johnson, New Brunswick, NJ from 1990 to 1999; prior thereto, he was a consultant to Bristol-Myers Squibb Company from January 1990 to March 1990. Mr. Stewart was senior vice president, corporate affairs of Squibb Corporation from 1982 until he retired in January 1990. He was a director of Squibb Corporation from 1984 until its merger into Bristol-Myers Squibb Company in 1989. He is a trustee of the Foundation of the University of Medicine and Dentistry of New Jersey, Newark, NJ, and a member of the advisory council to the Marine Biological Laboratory, Woods Hole, MA.


Raymond S. Troubh             75     Financial Consultant                          1989     30,893      .10      --       --
                                       10 Rockefeller Plaza - Suite 712
                                       New York, NY  10020

Mr. Troubh has been a financial consultant since 1974. He is a director of Ariad Pharmaceuticals, Inc., Cambridge, MA; Diamond Offshore Drilling, Inc., Houston, TX; Enron Corp., Houston, TX; Gentiva Health Services, Inc., Melville, NY; Health Net, Inc., Woodland Hills, CA; Hercules Incorporated, Wilmington, DE; Triarc Companies, Inc., New York, NY; and WHX Corporation, New York, NY. He is a trustee of Petrie Stores Liquidating Trust, Secaucus, NJ; and Starwood Hotels & Resorts, White Plains, NY.

1 If the principal occupation shown has been held for less than five years, additional background information relating to the director's principal occupation is included in the supplemental paragraph below his name, together with his other directorships.

2 This information has been furnished by each director. In addition to shares owned beneficially, shares as to which directors have or share the power to vote or dispose are as follows:

                                                             Common        Percent       Preferred      Percent
                  Name                                       Shares       of Class        Shares       of Class
------------------------------------------------------------------------------------------------------------------------------------
                  Arthur G. Altschul, Jr.                154,250              .49      73,700             1.23
                  Arthur G. Altschul, Jr. and
                   Spencer Davidson                      477,732             1.53     105,000             1.75
                  Lewis B. Cullman                        95,385              .31           --             --
                  Spencer Davidson                             --             --       10,000              .17
                  John D. Gordan, III                    317,480             1.02           --             --
                  Sidney R. Knafel                        16,523              .05           --             --

     * Mr. Davidson is an "interested person" of the Company, as defined under
Section 2(a)(19) of the Investment Company Act of 1940, as amended, by reason of his being an officer of the Company.

     ** Messrs. Green and Knafel have been designated as the Preferred Stock directors and are to be elected only by the holders of the Company's Preferred Stock.

4                          (continued on page 5)

     In addition to the holdings of Spencer Davidson, which are reflected in the foregoing table, the other executive officers of the Company owned beneficially as of December 31, 2001, in the aggregate, 4,966 shares of Common Stock (.02% of the class) and 560 shares of Preferred Stock (.01% of the class). As of December 31, 2001, the directors and officers as a group owned beneficially or have or share the power to vote or dispose of an aggregate 2,558,161 shares of Common Stock (8.19% of the class) and 314,460 shares of Preferred Stock (5.24% of the class). In addition, the Company has the power to vote 526,711 shares of Common Stock (1.69% of the class) held by the trustee for the Company's Employees'
Thrift Plan, as described below. The Company knows of no person who was the beneficial owner as of December 31, 2001 of more than 5% of the shares of the Company's Common Stock or Preferred Stock.


                Meetings of Committees of the Board of Directors

     During 2001, the Company's Board of Directors held six meetings.

     The Audit Committee consists of the following directors: Mr. Sidney R. Knafel, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Mr. John D. Gordan, III, Mr. Bill Green and Mr. Raymond S. Troubh. These directors are independent of management and the Company. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter (Exhibit A), which has been reviewed by the Audit Committee and approved and adopted by the Board of Directors. Generally, the Audit Committee assists the Board of Directors in its oversight of the Company's accounting and financial reporting and internal controls, the independent audit of the Company's financial statements, the selection of the independent auditors and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth in Exhibit B. The Audit Committee met twice during the fiscal year, on January 17 and December 12, 2001, and once after the end of the fiscal year, on January 16, 2002.

     The Compensation Committee consists of the following directors: Mr. Bill Green, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Sidney R. Knafel, Mr. Richard R. Pivirotto, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh; and Mr. Lewis B. Cullman and Dr. Gerald M. Edelman, alternates. Generally, for the Company, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry, and makes recommendations on matters of compensation to the Board of Directors. The Committee met once during the fiscal year, on December 12, 2001.

     The Executive Committee consists of the following directors: Mr. Richard R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Mr. Spencer Davidson (an "interested person" of the Company), Dr. Gerald M. Edelman, and Mr. Joseph T. Stewart, Jr.; and Mr. John D. Gordan, III, and Mr. Bill Green, alternates. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year.

     The Nominating Committee consists of the following directors (all of the Company's independent directors): Mr. Richard R. Pivirotto, Chairman, Mr. Arthur
G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Dr. Gerald
M. Edelman, Mr. John D. Gordan, III, Mr. Bill Green, Mr. Sidney R. Knafel, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh. The Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, shareholders. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee, Mr. Richard R. Pivirotto, at the office of the Company. The Committee met once during the fiscal year, on December 12, 2001.

     The Pension Committee consists of the following directors: Mr. John D. Gordan, III, Chairman, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. Richard
R. Pivirotto, and Mr. Raymond S. Troubh; and Mr. Sidney R. Knafel and Mr. Joseph
T. Stewart, Jr., alternates. The Pension Committee is responsible for the general administration of the Company's Employees' Retirement Plan and establishes and carries out a funding policy and method consistent with the objectives of the Plan. The Committee met once during the fiscal year, on July 11, 2001.

     Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he serves.

                          Beneficial Ownership Reports

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2001 all applicable Section 16(a) filing requirements were met.


                               Executive Officers

     In addition to Mr. Spencer Davidson, President and Chief Executive Officer of the Company, information with respect to whom is set forth above, the executive officers of the Company include the following. (Officers are elected each year by the Board of Directors at its annual organization meeting in April.)

     Mr. Andrew V. Vindigni, 42, Vice President since September 1995 and, prior thereto, Assistant Vice-President from January 1991, has been a security analyst with the Company since 1988. Mr. Vindigni is principally responsible for securities in the financial services industry.

     Mr. Eugene L. DeStaebler, Jr., 63, has been Vice-President, Administration since January 1978. Mr. DeStaebler is a director and a member of the executive committee of the Closed-End Fund Association, Inc., Kansas City, MO.

     Mr. Peter P. Donnelly, 53, Vice-President since January 1991 and, prior thereto, Assistant Vice-President from January 1984, has been the securities trader for the Company since 1974.

     Mrs. Diane G. Radosti, 49, Treasurer since January 1990, has been an employee of the Company since 1980.

     Ms. Carole Anne Clementi, 55, Secretary since October 1994 and, prior thereto, Assistant Secretary from July 1993, has been an employee of the Company since 1982.


                             Executive Compensation

     The following table sets forth the compensation received during 2001 from the Company by its three highest-paid executive officers and by its directors.

                                                                                                              Pension or
                                                                                                              retirement
                                                                                               Aggregate   benefits accrued
Name of individual                                        Position                           compensation    during 2001(1)
------------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson                  President and Chief Executive Officer, Director (C)         $3,100,000     $72,000
Andrew V. Vindigni                Vice-President                                               1,100,000      42,000
Eugene L. DeStaebler, Jr.         Vice-President, Administration                                 500,000      33,000
Arthur G. Altschul, Jr.           Director (A)(B)(D)                                              14,500           -
Lawrence B. Buttenwieser          Director, Chairman of the Board (A)(B)(C)(D)                    14,500           -
Lewis B. Cullman                  Director (A)(D)(E)                                              15,000           -
Gerald M. Edelman                 Director (C)(D)(E)                                              13,000           -
John D. Gordan, III               Director (A)(D)(E)                                              14,500           -
Bill Green                        Director (A)(B)(D)                                              15,000           -
Sidney R. Knafel                  Director (A)(B)(D)                                              15,000           -
Richard R. Pivirotto              Director (B)(C)(D)(E)                                           13,500           -
Joseph T. Stewart, Jr.            Director (B)(C)(D)                                              14,000           -
Raymond S. Troubh                 Director (A)(B)(D)(E)                                           15,000           -

(A) Member of Audit Committee
(B) Member of Compensation Committee
(C) Member of Executive Committee
(D) Member of Nominating Committee
(E) Member of Pension Committee

(1)The amounts shown in this column represent the Company's payments made during 2001 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 2001 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals.

     During 2001, each director who was not a paid officer of the Company received a fee of $10,000 as an annual retainer, a fee of $500 for attendance at each Directors' meeting and $500 for each Committee meeting which he attended in his capacity as a Director.

     With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's common stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company. Employees whose annual compensation exceeds $150,000 are required to invest their future contributions to the plan in shares of the Company's common stock, and their existing plan balances will be converted into the Company's common stock over the three years next succeeding the attainment of that compensation level.

     The Company has an Employees' Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, beginning in 2000, bonuses, but only for non-highly compensated employees, exclusive of bonuses for highly compensated employees, overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $50 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age
65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.

     The  following  table  shows  the  estimated  annual  retirement   benefits
(including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:


                                            Estimated Annual Benefits Based Upon Years of Credited Service
------------------------------------------------------------------------------------------------------------------------------------
     Final Average                             10                20               30                40
       Earnings
   $100,000                                  $16,830          $33,665           $50,495          $61,900
    200,000                                   33,120           66,245            99,365          121,630
    300,000                                   49,410           98,825           148,235          181,360
    400,000                                   65,700          131,405           197,105          241,090
    500,000                                   81,990          163,985           245,975          300,820
    600,000                                   98,280          196,565           294,845          360,550

     For each of the officers of the Company listed in the compensation table on page 6, the following indicates his years of credited service in the Company's Retirement Plan and basic salary for 2001. Spencer Davidson (7) $600,000, Andrew
V. Vindigni (13) $350,000 and Eugene L. DeStaebler, Jr. (25) $275,000.

The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Messrs. Davidson, Vindigni and DeStaebler are participants in both the Excess Contribution and Excess Benefit Plans.

B. Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

     Proposal (b) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) appointing the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2002.

         "RESOLVED, that the firm of Ernst & Young LLP be and they hereby are appointed the auditors of the Company with respect to its operations for the year 2002; and further

         "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct an audit, in accordance with generally accepted auditing standards, of the financial statements of the Company as of and for the year ending December 31, 2002; and further

         "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the interim financial statements of the Company as of and for the six months ending June 30, 2002; and further

         "RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2002; and further

         "RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of
     1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

         "RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements above described and the report of such auditors with respect to the review above described shall be addressed to the Board of Directors of the Company and to the stockholders thereof."

     Ernst & Young LLP were the auditors for the Company for 2001. During the fiscal year, fees for the annual audit were $43,100 and fees for nonaudit services amounted to $53,500, which included $39,000 related to the review of the Company's semi-annual financial statements, quarterly reports on the Company's calculations under the rating agency guidelines applicable to the Preferred Stock and tax services. A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Michael D. DiLecce, Partner, Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019.

C.   Respecting Other Matters Which May Come Before the Meeting

     The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

D.   Allocation of Portfolio Brokerage

     Brokerage commissions paid by the Company during 2001 were $620,552.

     The Company's general policy regarding the execution of securities transactions is to select brokers and dealers on the basis of the most favorable markets, prices and execution of orders. A certain amount of the Company's securities transactions are placed with brokers and dealers who provide brokerage and research services and in these circumstances the commissions paid may be higher than those which might otherwise have been paid to another broker or dealer if those services had not been provided.

     Research services generally include receipt of written reports, attendance at meetings or participation in discussions with respect to specific subjects, such as a company, an industry or the economic outlook. Block availability is also a consideration in determining the selection of brokers.

     In negotiating brokerage commissions on securities transactions, the Company's trader, with his awareness of competitive rates, negotiates the most favorable commission to effect a particular transaction. Size of order and difficulty of execution are considerations in the negotiation. All transactions, including the commission factor, are subject to supervision and review by the Company's officers.

E.   Portfolio Turnover Rate

     The annual rate of the total portfolio turnover for the fiscal year ended December 31, 2001 was 23.81%.



F.   Stockholder Proposals

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy material relating to its 2003 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than November 1, 2002, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

     The persons named as appointees for the 2003 annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Company receives notice of the matter by January 15, 2003, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                         ----------------------

     The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others, in their names or custody or in the names of nominees, to forward copies of such material to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. The Company may reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.

                                                                      EXHIBIT A
                        Charter of the Audit Committee of
       the Board of Directors of General American Investors Company, Inc.

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom: (i) shall not be an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Company, (ii) shall be financially literate and (iii) shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors in its business judgment.


 II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;
     2. in its oversight of the Company's financial statements and the independent audit thereof;
     3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement); and
     4.  in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out proper audits and reviews of the Company's financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from whom it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

     The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

     The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1.

     The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) the reviews(s) of the Company's interim financial statements during the fiscal year, (iii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iv) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.


IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1.  with respect to the outside auditor,
         (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;
         (ii) to review the fees charged by the outside auditors for audit and nonaudit services;
         (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;
         (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the outside auditors; and
         (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;


     2. with respect to financial reporting principles and policies and internal controls and procedures,
         (i) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;
         (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:
                  - deficiencies noted in the audit in the design or operation of internal controls;
                  - consideration of fraud in a financial statement audit;
                  - detection of illegal acts;
                  - the outside auditor's responsibility under generally
                    accepted auditing standards;
                  - significant accounting policies;
                  - management judgments and accounting estimates;
                  - adjustments arising from the audit;
                  - the responsibility of the outside auditor for other
                    information in documents containing audited financial statements;
                  - disagreements with management;
                  - consultation by management with other accountants;
                  - major issues discussed with management prior to
                    retention of the outside auditor;
                  - difficulties encountered with management in performing the audit;
                  - the outside auditor's judgments about the quality of the entity's accounting principles; and
                  - reviews of interim financial statements conducted by the outside auditor;
         (iii) to meet with management and/or the outside auditors:
                  - to discuss the scope of the annual audit;
                  - to discuss the audited financial statements;

                   - to discuss the report of the outside auditors on the
                     Company's system of internal control required to be filed with the Company's Form N-SAR;
                   - to discuss any significant matters arising from any
                     audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;
                   - to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;
                   - to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;
                   - to discuss with management and the outside auditors
                     their respective procedures to assess the representativeness of securities prices provided by external pricing services;
                   - to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;
                   - to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and
                   - to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

         (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3. with respect to reporting and recommendations,
         (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;
         (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;
         (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and
         (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.


V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                                                      EXHIBIT B

                        Report of the Audit Committee of
       The Board of Directors of General American Investors Company, Inc.

     The purposes of the Company's Audit Committee are set forth in the Committee's Charter included as Exhibit A. The purposes include assisting the Board of Directors in its oversight of the Company's financial reporting process and internal controls, the Company's financial statements and the selection of the Company's independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company's financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

     In connection with the audited financial statements as of and for the year ended December 31, 2001 included in the Company's Annual Report for the year ended December 31, 2001 (the "Annual Report"), at a meeting held on January 16, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

     In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written statement regarding independence as required by Independence Standards Board Standard No. 1, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors' independence and discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Committee's Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

     Sidney R. Knafel, Chairman
     Arthur G. Altschul, Jr.
     Lawrence B. Buttenwieser
     Lewis B. Cullman
     John D. Gordan, III
     Bill Green
     Raymond S. Troubh




     January 16, 2002

COMMON STOCK                                                       COMMON STOCK

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of Common Stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on April 10, 2002, and at any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in item A and "FOR" item B.


                         Please mark your votes as indicated in this example [X]

                                                                 COMMON STOCK

The Board of Directors recommends a vote "FOR ALL NOMINEES" in item A and "FOR" item B.

A. Election of the following nominees as Directors:

   Mr. Altschul, Mr. Buttenwieser, Mr. Cullman, Mr. Davidson, Dr. Edelman, Mr. Gordan, Mr. Pivirotto, Mr. Stewart and Mr. Troubh

   [ ] FOR all nominees except any indicated
   [ ] WITHHOLD AUTHORITY to vote for all listed nominees

   (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the line below)

    _________________________________________________________________________

B.  Ratification of the selection of Ernst & Young LLP as auditors.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

C. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.


Signature __________________________________________

Signature __________________________________________

Date______________________

Please date and sign your name as it appears above and return in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give title as such. If a signer is a corporation, please sign full corporate name by authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

PREFERRED STOCK                                                 PREFERRED STOCK

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of 7.20% Tax-Advantaged Cumulative Preferred Stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on April 10, 2002, and at any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in item A and "FOR" item B.


                         Please mark your votes as indicated in this example [X]

                                                               PREFERRED STOCK

The Board of Directors recommends a vote "FOR ALL NOMINEES" in item A and "FOR" item B.

A. Election of the following nominees as Directors:

   Mr. Altschul, Mr. Buttenwieser, Mr. Cullman, Mr. Davidson, Dr. Edelman,
   Mr. Gordan, Mr. Green, Mr. Knafel, Mr. Pivirotto, Mr. Stewart and Mr. Troubh

   [ ] FOR all nominees except any indicated
   [ ] WITHHOLD AUTHORITY to vote for all listed nominees

   (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the line below)

    _________________________________________________________________________

B.  Ratification of the selection of Ernst & Young LLP as auditors.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

C. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.


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